CONTINGENCIES	6 Months Ended
Jun. 30, 2014
CONTINGENCIES
CONTINGENCIES

13. CONTINGENCIES

ENBRIDGE ENERGY PARTNERS, L.P.

As at June 30, 2014, Enbridge holds an approximate 20.5% combined direct and indirect ownership interest in EEP, which is consolidated with noncontrolling interests within the Sponsored Investments segment.

Line 6B Crude Oil Release

EEP continues to perform necessary remediation, restoration and monitoring of the areas affected by the Line 6B crude oil release. All the initiatives EEP is undertaking in the monitoring and restoration phase are intended to restore the crude oil release area to the satisfaction of the appropriate regulatory authorities. On March 14, 2013, EEP received an order from the Environmental Protection Agency (EPA) which defined the scope requiring additional containment and active recovery of submerged oil relating to the Line 6B crude oil release. EEP submitted its initial proposed work plan required by the EPA on April 4, 2013 and resubmitted the work plan on April 23, 2013 and again on May 1, 2013 based on EPA comments. The EPA approved the Submerged Oil Recovery and Assessment (SORA) work plan with modification on May 8, 2013. EEP incorporated the modification and submitted an approved SORA on May 13, 2013. At this time, EEP has completed substantially all of the SORA, with the exception of required dredging in and around Morrow Lake and its delta.

EEP is also working with the Michigan Department of Environmental Quality (MDEQ) to transition submerged oil reassessment, sheen management and sediment trap monitoring and maintenance activities from the EPA to the MDEQ, through a Kalamazoo River Residual Oil Monitoring and Maintenance Work Plan.

As at June 30, 2014, EEP’s total cost estimate for the Line 6B crude oil release was US$1,157 million ($186 million after-tax attributable to Enbridge), which is an increase of US$35 million ($5 million after-tax attributable to Enbridge) as compared with December 31, 2013 and March 31, 2014. On May 28, 2014, the MDEQ’s Water Resource Division approved EEP’s Schedule of Work for the remainder of 2014. Approximately US$30 million of the increase in the total cost estimate during the three months ended June 30, 2014 is primarily related to the finalization of the MDEQ approved Schedule of Work and other costs related to the on-going river restoration activities near Ceresco.

Expected losses associated with the Line 6B crude oil release included those costs that were considered probable and that could be reasonably estimated at June 30, 2014. Despite the efforts EEP has made to ensure the reasonableness of its estimates, there continues to be the potential for EEP to incur additional costs in connection with this crude oil release due to variations in any or all of the cost categories, including modified or revised requirements from regulatory agencies, in addition to fines and penalties and expenditures associated with litigation and settlement of claims.

Insurance Recoveries

EEP is included in the comprehensive insurance program that is maintained by Enbridge for its subsidiaries and affiliates which renews throughout the year. On May 1 of each year, the insurance program is up for renewal and includes commercial liability insurance coverage that is consistent with coverage considered customary for its industry and includes coverage for environmental incidents excluding costs for fines and penalties.

A majority of the costs incurred in connection with the crude oil release for Line 6B are covered by Enbridge’s comprehensive insurance policy that expired on April 30, 2011, which had an aggregate limit of US$650 million for pollution liability. Including EEP’s remediation spending through June 30, 2014, Enbridge and its affiliates have exceeded the limits of their coverage under this insurance policy. Additionally, fines and penalties would not be covered under the existing insurance policy. As at June 30, 2014, EEP has recorded total insurance recoveries of US$547 million ($80 million after-tax attributable to Enbridge) for the Line 6B crude oil release out of the US$650 million aggregate limit. EEP will record receivables for additional amounts it claims for recovery pursuant to its insurance policies during the period it deems recovery to be probable. In March 2013, the Company filed a lawsuit against one insurer who is disputing recovery eligibility for Line 6B costs. While the Company believes outstanding claims are covered under the policy, there can be no assurance the Company will prevail in this lawsuit.

Enbridge renewed its comprehensive property and liability insurance programs under which the Company is insured through April 30, 2015 with a liability aggregate limit of US$700 million, including sudden and accidental pollution liability. The deductible applicable to oil pollution events was increased to US$30 million per event, from the previous US$10 million. In the unlikely event multiple insurable incidents occur which exceed coverage limits within the same insurance period, the total insurance coverage will be allocated among Enbridge entities on an equitable basis based on an insurance allocation agreement among Enbridge and its subsidiaries.

Legal and Regulatory Proceedings

A number of United States governmental agencies and regulators have initiated investigations into the Line 6B crude oil release. Approximately 17 actions or claims are pending against Enbridge, EEP or their affiliates in United States federal and state courts in connection with the Line 6B crude oil release, including direct actions and actions seeking class status. Based on the current status of these cases, the Company does not expect the outcome of these actions to be material.

As at June 30, 2014, included in EEP’s estimated costs related to the Line 6B crude oil release is US$30 million in fines and penalties. Due to the absence of sufficient information, EEP cannot provide a reasonable estimate of the liability for potential additional fines and penalties that could be assessed in connection with the Line 6B release. Discussions with governmental agencies regarding fines and penalties are ongoing.

TAX MATTERS

Enbridge and its subsidiaries maintain tax liabilities related to uncertain tax positions. While fully supportable in the Company’s view, these tax positions, if challenged by tax authorities, may not be fully sustained on review.

OTHER LITIGATION

The Company and its subsidiaries are subject to various other legal and regulatory actions and proceedings which arise in the normal course of business, including interventions in regulatory proceedings and challenges to regulatory approvals and permits by special interest groups. While the final outcome of such actions and proceedings cannot be predicted with certainty, Management believes that the resolution of such actions and proceedings will not have a material impact on the Company’s consolidated financial position or results of operations.